UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 22, 2010
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                Date of Report (Date of Earliest Event Reported)

                          INFINITY CAPITAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

         MARYLAND                     000-30999                  16-1675285
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


                 80 BROAD STREET, 5TH FLOOR, NEW YORK, NY 10004
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             (Address of principal executive offices and Zip Code)


                                 (212) 962-4400
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
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On September 22, 2010, Infinity Capital Group, Inc., a Maryland corporation (the
"Company"), closed on first round of its private placement and sold an aggregate of 2,554,193 Units pursuant to a private placement memorandum, dated August 5, 2010, to an aggregate of 20 "accredited investors" (as that term is defined by Rule 501 of the Securities Act of 1933, as amended (the "Securities Act")) and 21 non-U.S. residents, for aggregate proceeds of $664,090. Each Unit consisted of 1 share of restricted common stock of the Company, one 90-day common stock purchase warrant to purchase one share of restricted common stock of the Company for $0.37 per share until the close of business (Eastern Time) on March 15, 2011 ("$0.37 Warrant"), and one five-year common stock purchase warrant to purchase 1 share of restricted common stock of the Company for $0.50 per share expiring in September 2015 ("$0.50 Warrant").

As a result of such private placement, the Company shall issue 2,554,193 shares of its restricted common stock, 2,554,193 of its $0.37 Warrants exercisable for 2,554,193 shares of its restricted common stock, and 2,554,193 of its $0.50 Warrants exercisable for 2,554,193 of its restricted common stock.

The Company sold the Units to the "accredited investors" pursuant to the exemption from the registration requirements of the Securities Act afforded the Company under Rule 506 of Regulation D and Section 4(2) promulgated under the Securities Act due to the fact that such issuances did not involve a public offering of securities, was made solely to accredited investors and there was no general solicitation made for the offer of the Units to the general public. The Company sold the Units to the non-U.S. residents pursuant to the exemption from the registration requirements of the Securities Act afforded the Company under Regulation S promulgated under the Securities Act due to the fact that the Units were sold to non-U.S. residents.


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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INFINITY CAPITAL GROUP, INC.


Date: September 29, 2010      By:   /s/ Theodore A. Greenberg
                                    --------------------------------------------
                              Name: Theodore A. Greenberg
                              Title:Chief Financial Officer
                                    (Principal Financial and Accounting Officer)
































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